Income Taxes	3 Months Ended
Mar. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

(6)	Income Taxes
The provision for income taxes during the interim periods is calculated by applying an estimate of the forecasted annual effective tax rate for the full year to “ordinary” income or loss (pretax income or loss excluding unusual or infrequently occurring discrete items) for the reporting period. The income tax expense was $4.7 million for the period January 3, 2023—March 31, 2023 (Successor) compared to $0.2 million for the period January 1, 2022—March 31, 2022 (Predecessor).
Our effective tax rate was (5.4)% for the period January 3, 2023—March 31, 2023 (Successor) compared to 17.9% for the period January 1, 2022—March 31, 2022 (Predecessor). The difference in our effective tax rate is primarily driven by the legal entity organizational changes which occurred on account of the Business Combination, the impact of nondeductible mark-to-market
losses associated with contingent liabilities and equity consideration in the Business Combination, nondeductible professional fees incurred in connection with the Business Combination, and the impact of a forecasted valuation allowance with respect to deferred tax assets generated in our subsidiaries in the UK.
As of March 31, 2023, the Company has evaluated its tax filing positions and has not recorded a reserve for any unrecognized tax benefits.